Exhibit 3.9

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:03 PM 06/01/2006
FILED 01:48 PM 06/01/2006
SRV 060531194 – 4168108 FILE

CERTIFICATE OF FORMATION

OF

GLOBIX HOSTING, LLC

This Certificate of Formation of Globix Hosting, LLC (the “Limited Liability Company”), dated May 31, 2006, is being duly executed and filed by Bridget Foley, as an authorized person to form a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. § 18-101 et seq.).

The undersigned, being duly authorized to execute and file this Certificate of Formation, hereby certifies that:

FIRST:           The name of the Limited Liability Company is Globix Hosting, LLC.

SECOND:      The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 2711 Centerville Road, Suite 400, County of New Castle, Delaware 19808.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Formation as of the day and year first written above.

/s/ Bridget Foley
Bridget Foley
Authorized Person

AMENDED AND RESTATED CERTIFICATE OF FORMATION

OF

GLOBIX HOSTING, LLC

THIS Amended and Restated Certificate of Formation of Globix Hosting, LLC (the “Company”), dated January 24, 2007, has been duly executed and is being filed by the undersigned in accordance with the provisions of 6 Del. C. §18-208, to amend and restate the original Certificate of Formation of the Company, which was filed on June 1, 2006, with the Secretary of State of the State of Delaware, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. §18-101, et seq.) (the “Certificate”),

The Certificate is hereby amended and restated in its entirety to read as follows:

1.     Name. The name of the limited liability company continued hereby is Quality Technology Services, N.J., LLC.

2.      Registered Office. The address of the registered office of the Company in the State of Delaware is c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808.

3.      Registered Agent. The name and address of the registered agent for service of process on the Company in the State of Delaware are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Formation as of the date first-above written,

QUALITY TECHNOLOGY SERVICES
HOLDING, LLC,
Authorized Person

By:	/s/ Chad L. Williams
Name: Chad L. Williams
Title: CEO

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:29 PM 01/24/2007
FILED 05:29 PM 01/24/2007
SRV 070082350 - 4168108 FILE

CORRECTED

AMENDED AND RESTATED CERTIFICATE OF FORMATION

OF

QUALITY TECHNOLOGY SERVICES, N.J., LLC

(FORMERLY KNOWN AS GLOBIX HOSTING, LLC)

This Corrected Amended and Restated Certificate of Formation of Quality Technology Services, N.J., LLC (formerly known as Globix Hosting, LLC) (the “Company”), dated as of March 11, 2008, has been duly executed and is being filed by the undersigned, as an authorized person of the Company, to correct the Amended and Restated Certificate of Formation of the Company, which was filed with the Secretary of State of the State of Delaware on January 24, 2007 (the “Certificate”), as permitted by 6 Del. C. § 18-211.

1.      The inaccuracy to be corrected in the Certificate is that the Certificate Was executed by the incorrect authorized person on behalf of the Company.

2.      The Certificate is hereby corrected in its entirety as follows:

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:30 AM 03/12/2008
FILED 09:30 AM 03/12/2008
SRV 080306956 – 4168108 FILE

AMENDED AND RESTATED CERTIFICATE OF FORMATION

OF

GLOBIX HOSTING, LLC

THIS Amended and Restated Certificate of Formation of Globix Hosting, LLC (the “Company”), dated January 24, 2007, has been duly executed and is being filed by the undersigned in accordance with the provisions of 6 Del. C. §13-208, to amend and restate the original Certificate of Formation of the Company, which was filed on June 1, 2006, with the Secretary of State of the State of Delaware, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. §18-101, et seq.) (the “Certificate”).

The Certificate is hereby amended and restated in its entirety to read as follows:

1.      Name. The name of the limited liability company continued hereby is Quality Technology Services, N.J., LLC.

2.      Registered Office. The address of the registered office of the Company in the State of Delaware is c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808.

3.      Registered Agent. The name and address of the registered agent for service of process on the Company in the State of Delaware are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Formation as of the date first-above written.

QUALITY TECHNOLOGY SERVICES,
NORTHEAST, LLC,
Authorized Person

By:	Quality Technology Services Holding, LLC
its sole member

By:	/s/ Chad L. Williams
Name: Chad L. Williams
Title: Manager

By:
Name: Mark Waddington
Title: Manager

AMENDED AND RESTATED CERTIFICATE OF FORMATION

OF

GLOBIX HOSTING, LLC

THIS Amended and Restated Certificate of Formation of Globix Hosting, LLC (the “Company”), dated January 24, 2007, has been duly executed and is being filed by the undersigned in accordance with the provisions of 6 Del. C. §18-208, to amend and restate the original Certificate of Formation of the Company, which was filed on June 1, 2006, with the Secretary of State of the State of Delaware, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. §18-101, et seq.) (the “Certificate”).

The Certificate is hereby amended and restated in its entirety to read as follows:

1.      Name. The name of the limited liability company continued hereby is Quality Technology Services, N.J., LLC.

2.      Registered Office. The address of the registered office of the Company in the State of Delaware is c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808.

3.      Registered Agent. The name and address of the registered agent for service of process on the Company in the State of Delaware are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Formation as of the date first-above written.

QUALITY TECHNOLOGY SERVICES,
NORTHEAST, LLC,
Authorized Person

By:	Quality Technology Services Holding, LLC
its sole member

By:
Name: Chad L. Williams
Title: Manager

By:	/s/ Mark Waddington
Name: Mark Waddington
Title: Manager

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:37 PM 04/13/2012
FILED 03:34 PM 04/13/2012
SRV 120428464 - 4168108 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT CHANGING ONLY THE REGISTERED OFFICE OR REGISTERED AGENT OF A LIMITED LIABILITY COMPANY

The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

2. The Registered Office of the limited liability company in the State of Delaware is changed to 1675 South State St., Ste B (street), in the City of Dover, Zip Code 19901. The name of the Registered Agent at such address upon whom process against this limited liability company may be served is Capitol Services, Inc.

By: [signature]
Authorized Person

Name: Chad Williams
Print or Type

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT CHANGING ONLY THE REGISTERED OFFICE OR REGISTERED AGENT OF A LIMITED LIABILITY COMPANY

The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

2. The Registered Office of the limited liability company in the State of Delaware is changed to 2711 Centerville Road, Suite 400 (street), in the City of Wilmington, Zip Code 19808. The name of the Registered Agent at such address upon whom process against this limited liability company may be served is Corporation Service Company.

By: /s/ Dona Priebe
Authorized Person

Name: Dona Priebe
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:55 PM 03/06/2014
FILED 02:47 PM 03/06/2014
SRV 140297093 - 4168108 FILE